Exhibit 99.1

TRANSDIGM ANNOUNCES REGULAR QUARTERLY CONFERENCE CALL

Richmond Hts., Ohio, May 20, 2003—On Tuesday, May 13, 2003 TransDigm Inc. filed Form 10-Q with the SEC for the quarter ended March 29, 2003.

TransDigm will hold a conference call on Wednesday, May 28, 2003 at 11:00 AM Eastern Daylight Time to discuss its second quarter results. Individuals wishing to participate in the conference call should dial 800-226-0630. A replay will be available through Friday, May 30, 2003 until 5:00 PM Eastern Standard Time. To access the replay dial 800-642-1687, the access code is 808951.

TransDigm is a leading supplier of proprietary, highly engineered power systems and airframe components servicing the aerospace industry. Major products include ignition systems components, gear pumps, electromechanical controls, batteries/chargers, engineered connectors and latches and lavatory hardware.

Any questions please contact Eileen M. Fallon at TransDigm 216-289-4939.